Balance Sheet Details (Details) - Schedule of balance sheet details - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Accounts receivable, net:
Accounts receivables	$ 21,948	$ 13,974	$ 27,312
Unbilled accounts receivables	17,039	7,578	12,686
Related party receivables – shareholders & key personnel		1,305	1,491
Other receivables	778	1,210	2,696
Allowance for doubtful accounts	(321)	(267)	(388)
Total accounts receivable, net	$ 39,444	$ 23,800	$ 43,797